UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	August 31, 2019

CLEARBRIDGE

AGGRESSIVE GROWTH FUND

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Aggressive Growth Fund for the twelve-month reporting period ended August 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

September 27, 2019

II	ClearBridge Aggressive Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. The Fund invests primarily in common stocks of companies we believe are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies which comprise the S&P 500 Indexi. The Fund may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-capitalization companies, a significant portion of the Fund’s assets may be invested in the securities of such companies. The Fund may invest up to 25% of its net assets (at the time of investment) in foreign securities.

We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We focus primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Fund acquires their stocks. When evaluating an individual stock, we consider whether the company may benefit from:

•	New technologies, products or services

•	New cost reducing measures

•	Changes in management

•	Favorable changes in government regulations

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities overcame a number of headwinds and a normalizing volatility environment to produce mixed results for the year. The large cap S&P 500 Index gained 2.92% for the twelve-month reporting period while the small cap Russell 2000 Indexii declined 12.89% as some investors shied away from higher risk parts of the market. Growth stocks outperformed value stocks, although the margin of leadership shrank considerably from the dominance of growth in previous years, with the Russell 3000 Growth Index,iii the Fund’s benchmark, returning 3.09% besting the Russell 3000 Value Indexiv by 365 basis points for the year.

The defensive, income-oriented Utilities (+29.69%), Real Estate (+26.18%) and Consumer Staples (+16.21%) sectors, which carry a minimal weighting in the benchmark, were the best performers as market breadth improved. The Information Technology (“IT”) (+7.01%) sector also outperformed, however other areas that have benefited from the momentum of inflows into exchange-traded funds (“ETFs”) and similar passive vehicles, including the Consumer Discretionary (+0.28%) and Communication Services (+0.09%) sectors, underperformed.

Stocks sold off sharply in December 2018 to end the first third of the reporting period with losses. Rising trade tensions between the U.S. and China, fears of further interest rate increases by the U.S. Federal Reserve Board (the “Fed”)v and disappointing results from several of the mega cap technology and internet companies that have led the

ClearBridge Aggressive Growth Fund 2019 Annual Report	1

Fund overview (cont’d)

market for the last several years were significant detractors as the benchmark fell 16.33% in the last three months of 2018.

The decline was short-lived however, as stocks rebounded strongly in the first quarter of 2019, with the market producing its best start to a year since 1998. Stocks were boosted by signals that the Fed was winding down its tightening program, better than expected fourth-quarter 2018 corporate earnings results and a positive outlook on the resolution of U.S. - China trade tensions. These factors led to a return in risk taking and a dampening of volatility from recent highs in December 2018. Growth stocks resumed their advantage over their value counterparts as early 2019 returns were reminiscent of market trends over the last several years, with mega cap IT and internet stocks delivering strong results. That performance came within an environment of broader market participation with notable improvements in cyclical sectors like Industrials. The New York Stock Exchange advance-decline line, a popular measure of market breadth, hit new highs in the first quarter of 2019.

Equities endured a roller coaster ride during the second quarter of 2019, with the largest growth stocks leading the market to new record highs. The Fed jump-started the latest up leg for equity markets as June 2019 remarks by Fed Chairman Jerome Powell took a decidedly dovish tone that hinted at future interest rate cuts. The Fed followed through in July 2019 with its first rate cut in more than a decade and indicated more could be on the way should U.S. growth falter. Both stocks and bonds rallied on the news, with the 10-year U.S. Treasury yield retreating 143 basis points for the period to finish near an all-time low at 1.47%. A suddenly accommodative Fed helped offset volatility caused by renewed trade tensions between the U.S. and China and increasing signs of a slowing global economy.

Despite these actions, the risks to global growth and political rhetoric heading into the 2020 U.S. presidential election weighed on two sectors in particular: Health Care and Energy. Managed care and biopharmaceutical stocks were hurt by discussions of an overhaul to the U.S. healthcare system and limits on prescription drug prices. Oil and gas exploration & production companies were impacted by a 20% decline in crude oil prices to $56 per barrel during the reporting period due to slowing global energy demand, while oilfield services stocks declined as drillers delayed capital spending projects.

Q. How did we respond to these changing market conditions?

A. The Fund’s valuation discipline and lack of exposure to high-growth stocks in the current cycle have been a headwind to relative performance. Over the past year, as for much of the last ten years, the Fund has been overweight the cheapest part of the benchmark and underweight the most expensive growth areas. Unfortunately, the most attractively valued stocks have underperformed the benchmark while the high-growth stocks have outperformed, hurting the Fund’s relative performance.

The Health Care sector was the chief detractor from performance during the reporting period, due primarily to the sharp sell-off in Biogen Inc. shares after it discontinued clinical trials for Alzheimer’s treatment, aducanumab. As long-term shareholders of

2	ClearBridge Aggressive Growth Fund 2019 Annual Report

Biogen Inc. and other biotechnology companies, we look for innovative business models and the ability to make scientific breakthroughs to serve unmet medical conditions. Without aducanumab, Biogen Inc. still maintains a solid base business in multiple sclerosis and rare diseases that in 2019 should generate over $8 billion in revenue and close to $5 billion in free cash flow. Ionis Pharmaceuticals Inc., Biogen’s partner in the development of a treatment for a rare spinal disease, was a leading contributor to performance for the year, illustrating the benefits that clinical success can provide. We also see promise in the pipeline of Biogen Inc. and the other biotechnology and pharmaceutical companies the Fund owns and believe the pickup in mergers & acquisitions activity seen during the year could be a catalyst to help unlock value in the sector. Health Care continues to represent the Fund’s second largest overweight compared to the benchmark, reflecting our constructive long-term outlook for growth.

The Fund’s overweight to the Energy sector also had a significant negative impact on relative performance. The sector remains one of the most underowned and undervalued areas of the market as crude oil prices are pressured by oversupply. This impacts both the portfolio’s exploration & production (“E&P”) companies, and their equipment suppliers, and the oilfield services companies that the Fund owns. We are encouraged that the U.S. energy industry is rationalizing, with investors now demanding that companies improve their free cash flow profiles by curbing production growth in favor of sustained profitability. We continue to believe fundamentally sound E&P companies like Anadarko Petroleum Corp., which we now own as Occidental Petroleum following the closure of its acquisition, and oilfield services names like National Oilwell Varco Inc., will emerge from this downturn in stronger competitive positions.

The divergence between high-growth and value names was also apparent in the IT sector, where we choose to own more mid-cap companies that maintain leadership positions in less competitive segments like digital storage (Western Digital Corp. and Seagate Technology PLC), specialty software (Autodesk Inc.) and semiconductors and related component suppliers (Broadcom Inc. and Cree Inc.). These stocks were hurt during the year by a cyclical slowdown in cloud spending as well as lost business due to the trade war with China. Nevertheless, we believe they are well positioned to participate in emerging growth markets trends such as electric vehicles and the rollout of 5G wireless applications. We added to our tech exposure during the year with the purchase of FireEye, a provider of security software that trades at a significant discount to many of its cybersecurity peers and whose early adoption of cloud, subscription and managed security give it a competitive advantage.

The overall market dynamic has shifted to reward price momentum in exchange for the highest earnings growth. Despite this change, our team, process, and philosophy have been consistent since the Fund’s inception in 1983. We buy and hold companies with leading positions and intellectual property in industries with high barriers to entry. While these names have trailed the returns of larger, more consumer-oriented stocks, they trade at compelling valuation multiples that have historically been recognized. We

ClearBridge Aggressive Growth Fund 2019 Annual Report	3

Fund overview (cont’d)

have begun to see signs of a rotation by investors into the types of companies we favor, spurred by consolidation, increasing breadth and mounting regulatory and business risks for the momentum names that have led for most of the current bull market. As a result, our outlook remains bullish for undervalued growth companies with strong competitive positions and healthy free cash flow generation.

Performance review

For the twelve months ended August 31, 2019, Class A shares of ClearBridge Aggressive Growth Fund, excluding sales charges, returned -8.22%. The Fund’s unmanaged benchmark, the Russell 3000 Growth Index, returned 3.09% for the same period. The Lipper Multi-Cap Growth Funds Category Averagevi returned 2.52% over the same time frame.

Performance Snapshot as of August 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Aggressive Growth Fund:
Class A	-2.12%	-8.22%
Class C	-2.46%	-8.86%
Class FI	-2.08%	-8.21%
Class R	-2.25%	-8.49%
Class I	-1.96%	-7.92%
Class IS	-1.93%	-7.86%
Russell 3000 Growth Index	8.37%	3.09%
Lipper Multi-Cap Growth Funds Category Average	6.56%	2.52%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated December 27, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.12%, 1.79%, 1.11%, 1.41%, 0.80% and 0.71%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund’s positions in four of the eight sectors in which it was invested during the reporting period (among eleven sectors in total) contributed positively to performance for the reporting

4	ClearBridge Aggressive Growth Fund 2019 Annual Report

period. The greatest contributions to absolute returns came from the Fund’s holdings in the Communication Services and IT sectors.

Relative to the benchmark, stock selection in the Communication Services sector and an underweight to the Consumer Discretionary sector contributed the most to returns during the reporting period. An underweight to the Industrials sector also had a positive impact on performance during the period.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Comcast Corp., Twitter Inc. and Liberty Broadband Corp. in the Communication Services sector, Broadcom Inc. in the IT sector as well as Ionis Pharmaceuticals Inc. in the Health Care sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s overall stock selection and sector allocation detracted from performance. In particular, stock selection within the Health Care, IT and Energy sectors as well as overweights to the Energy and Health Care sectors had the most significant negative impacts on relative returns during the reporting period.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in Biogen Inc. and United-Health Group Inc. in the Health Care sector, Core Laboratories NV and National Oilwell Varco Inc. in the Energy sector as well as Fluor Corp. in the Industrials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period, we established new positions in FireEye in the IT sector and Voyager Therapeutics in the Health Care sector. We also closed a position in Fluor Corp. in the Industrials sector, as well as several small positions in the Health Care, Communication Services and Consumer Discretionary sectors.

The Fund gained shares of Occidental Petroleum following its acquisition of portfolio holding Anadarko Petroleum Corp., and L3Harris Technologies following the merger of portfolio holding L3 Technologies Inc. with Harris Corp.

Thank you for your investment in ClearBridge Aggressive Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Richard A. Freeman

Portfolio Manager

ClearBridge Investments, LLC

Evan Bauman

Portfolio Manager

ClearBridge Investments, LLC

September 18, 2019

RISKS: Equity securities are subject to market and price fluctuations. The Fund may invest a

ClearBridge Aggressive Growth Fund 2019 Annual Report	5

Fund overview (cont’d)

significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. The Fund may focus its investments in certain companies, industries or market sectors, thereby increasing its vulnerability to market volatility. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and social, political and economic uncertainties, which could result in significant market fluctuations. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of August 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of August 31, 2019 were: Comcast Corp., Class A Shares (9.2%), UnitedHealth Group Inc. (7.2%), Biogen Inc. (6.9%), Seagate Technology PLC (4.6%), Broadcom Ltd. (4.2%), Allergan PLC (4.1%), TE Connectivity Ltd. (3.8%), Autodesk Inc. (3.8%), Vertex Pharmaceuticals Inc. (3.7%) and Twitter Inc. (3.4%). Please refer to pages 13 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2019 were: Communication Services (31.0%), Health Care (29.9%), Information Technology (26.6%), Industrials (5.0%) and Financials (1.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	ClearBridge Aggressive Growth Fund 2019 Annual Report

[i]

The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. ii The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

ii

The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

iv

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[v]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended August 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 576 funds for the six-month period and among the 566 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge Aggressive Growth Fund 2019 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of August 31, 2019 and August 31, 2018. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

8	ClearBridge Aggressive Growth Fund 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2019 and held for the six months ended August 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-2.12%	$1,000.00	$978.80	1.11%	$5.54	Class A	5.00%	$1,000.00	$1,019.61	1.11%	$5.65
Class C	-2.46	1,000.00	975.40	1.80	8.96	Class C	5.00	1,000.00	1,016.13	1.80	9.15
Class FI	-2.08	1,000.00	979.20	1.01	5.04	Class FI	5.00	1,000.00	1,020.11	1.01	5.14
Class R	-2.25	1,000.00	977.50	1.38	6.88	Class R	5.00	1,000.00	1,018.25	1.38	7.02
Class I	-1.96	1,000.00	980.40	0.77	3.84	Class I	5.00	1,000.00	1,021.32	0.77	3.92
Class IS	-1.93	1,000.00	980.70	0.72	3.59	Class IS	5.00	1,000.00	1,021.58	0.72	3.67

ClearBridge Aggressive Growth Fund 2019 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended August 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	ClearBridge Aggressive Growth Fund 2019 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/19	-8.22%	-8.86%	-8.21%	-8.49%	-7.92%	-7.86%
Five Years Ended 8/31/19	3.07	2.36	3.08	2.77	3.40	3.50
Ten Years Ended 8/31/19	12.22	11.50	12.21	11.94	12.61	12.73

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/19	-13.50%	-9.60%	-8.21%	-8.49%	-7.92%	-7.86%
Five Years Ended 8/31/19	1.86	2.36	3.08	2.77	3.40	3.50
Ten Years Ended 8/31/19	11.56	11.50	12.21	11.94	12.61	12.73

Cumulative total returns
Without sales charges[1]
Class A (8/31/09 through 8/31/19)	216.80%
Class C (8/31/09 through 8/31/19)	196.97
Class FI (8/31/09 through 8/31/19)	216.40
Class R (8/31/09 through 8/31/19)	208.80
Class I (8/31/09 through 8/31/19)	227.96
Class IS (8/31/09 through 8/31/19)	231.46

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

ClearBridge Aggressive Growth Fund 2019 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Aggressive Growth Fund vs. Russell 3000 Growth Index† — August 2009 - August 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Aggressive Growth Fund on August 31, 2009, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	ClearBridge Aggressive Growth Fund 2019 Annual Report

Schedule of investments

August 31, 2019

ClearBridge Aggressive Growth Fund

Security	Shares	Value
Common Stocks — 97.3%
Communication Services — 31.0%
Diversified Telecommunication Services — 0.5%
AT&T Inc.	318,596	$11,233,695
GCI Liberty Inc., Class A Shares	370,293	23,047,036	*
Total Diversified Telecommunication Services		34,280,731
Entertainment — 4.3%
Liberty Media Corp.-Liberty Braves, Class A Shares	155,295	4,265,954	*
Liberty Media Corp.-Liberty Braves, Class C Shares	278,402	7,644,919	*
Liberty Media Corp.-Liberty Formula One, Class A Shares	378,389	14,980,420	*
Liberty Media Corp.-Liberty Formula One, Class C Shares	671,390	28,023,819	*
Madison Square Garden Co., Class A Shares	694,567	175,260,091	*
Viacom Inc., Class B Shares	707,745	17,679,470
World Wrestling Entertainment Inc., Class A Shares	896,330	64,024,852
Total Entertainment		311,879,525
Interactive Media & Services — 3.6%
Facebook Inc., Class A Shares	77,387	14,368,444	*
Twitter Inc.	5,697,827	243,012,322	*
Total Interactive Media & Services		257,380,766
Media — 22.6%
AMC Networks Inc., Class A Shares	2,851,931	138,318,654	*
CBS Corp., Class B Shares, Non Voting Shares	707,745	29,767,755
Comcast Corp., Class A Shares	14,885,331	658,824,750
Discovery Inc., Class A Shares	7,195,182	198,587,023	*
Discovery Inc., Class C Shares	2,607,770	67,880,253	*
Liberty Broadband Corp., Class A Shares	1,030,466	107,941,314	*
Liberty Broadband Corp., Class C Shares	1,415,939	149,296,608	*
Liberty Global PLC, Class A Shares	610,927	16,323,969	*
Liberty Global PLC, Class C Shares	1,828,723	47,766,245	*
Liberty Media Corp.-Liberty SiriusXM, Class A Shares	1,479,101	59,888,799	*
Liberty Media Corp.-Liberty SiriusXM, Class C Shares	2,705,254	110,401,416	*
MSG Networks Inc., Class A Shares	2,128,011	34,899,380	*
Total Media		1,619,896,166
Total Communication Services		2,223,437,188
Consumer Discretionary — 0.4%
Internet & Direct Marketing Retail — 0.4%
Qurate Retail Inc.	2,708,450	29,007,499	*

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2019 Annual Report	13

Schedule of investments (cont’d)

August 31, 2019

ClearBridge Aggressive Growth Fund

Security	Shares	Value
Energy — 1.7%
Energy Equipment & Services — 1.2%
Core Laboratories NV	1,520,023	$60,177,711
National Oilwell Varco Inc.	1,108,464	22,645,919
Total Energy Equipment & Services		82,823,630
Oil, Gas & Consumable Fuels — 0.5%
Occidental Petroleum Corp.	901,362	39,191,220
Total Energy		122,014,850
Financials — 1.9%
Banks — 0.8%
Sterling Bancorp	2,789,816	53,201,791
Capital Markets — 0.9%
Cohen & Steers Inc.	1,207,887	65,141,346
Thrifts & Mortgage Finance — 0.2%
New York Community Bancorp Inc.	1,195,952	13,801,286
Total Financials		132,144,423
Health Care — 29.9%
Biotechnology — 16.6%
Agios Pharmaceuticals Inc.	805,569	30,571,343	*
Alkermes PLC	941,768	19,758,293	*
Amgen Inc.	985,435	205,581,450
Biogen Inc.	2,237,557	491,703,151	*
Ionis Pharmaceuticals Inc.	2,306,791	145,812,259	*
ProQR Therapeutics NV	202,814	1,458,233	*
Ultragenyx Pharmaceutical Inc.	327,147	17,819,697	*
Vertex Pharmaceuticals Inc.	1,497,461	269,572,929	*
Voyager Therapeutics Inc.	384,737	6,875,250	*
Total Biotechnology		1,189,152,605
Health Care Equipment & Supplies — 1.6%
Medtronic PLC	993,348	107,172,316
Wright Medical Group NV	351,862	7,336,322	*
Total Health Care Equipment & Supplies		114,508,638
Health Care Providers & Services — 7.2%
UnitedHealth Group Inc.	2,215,772	518,490,648
Pharmaceuticals — 4.5%
Allergan PLC	1,840,414	293,950,924
Bausch Health Cos. Inc.	1,386,131	29,580,036	*
Total Pharmaceuticals		323,530,960
Total Health Care		2,145,682,851

See Notes to Financial Statements.

14	ClearBridge Aggressive Growth Fund 2019 Annual Report

ClearBridge Aggressive Growth Fund

Security	Shares	Value
Industrials — 5.0%
Aerospace & Defense — 3.0%
L3Harris Technologies Inc.	1,002,491	$211,936,622
Building Products — 1.5%
Johnson Controls International PLC	2,591,422	110,627,805
Electrical Equipment — 0.1%
nVent Electric PLC	231,789	4,696,045
Machinery — 0.3%
Pentair PLC	705,074	25,326,258
Trading Companies & Distributors — 0.1%
NOW Inc.	527,351	6,270,204	*
Total Industrials		358,856,934
Information Technology — 26.6%
Electronic Equipment, Instruments & Components — 4.5%
Dolby Laboratories Inc., Class A Shares	769,378	47,362,910
TE Connectivity Ltd.	2,989,978	272,745,793
Total Electronic Equipment, Instruments & Components		320,108,703
IT Services — 0.1%
Science Applications International Corp.	109,083	9,600,395
Semiconductors & Semiconductor Equipment — 7.9%
Broadcom Inc.	1,067,416	301,694,458
Cree Inc.	3,525,548	151,351,775	*
Intel Corp.	2,448,380	116,077,696
Total Semiconductors & Semiconductor Equipment		569,123,929
Software — 7.7%
Autodesk Inc.	1,889,588	269,870,958	*
Citrix Systems Inc.	1,240,734	115,363,448
FireEye Inc.	1,610,675	21,631,365	*
LogMeIn Inc.	85,764	5,732,466
Nuance Communications Inc.	8,142,662	136,878,148	*
Total Software		549,476,385
Technology Hardware, Storage & Peripherals — 6.4%
Seagate Technology PLC	6,567,016	329,729,874
Western Digital Corp.	2,207,679	126,433,776
Total Technology Hardware, Storage & Peripherals		456,163,650
Total Information Technology		1,904,473,062

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2019 Annual Report	15

Schedule of investments (cont’d)

August 31, 2019

ClearBridge Aggressive Growth Fund

Security		Shares	Value
Materials — 0.8%
Metals & Mining — 0.8%
Freeport-McMoRan Inc.		2,302,585	$21,160,756
Nucor Corp.		743,706	36,426,720
Total Materials			57,587,476
Total Investments before Short-Term Investments (Cost — $2,358,133,147)			6,973,204,283

	Rate
Short-Term Investments — 2.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $171,439,651)	1.915%	171,439,651	171,439,651
Total Investments — 99.7% (Cost — $2,529,572,798)			7,144,643,934
Other Assets in Excess of Liabilities — 0.3%			21,817,000
Total Net Assets — 100.0%			$7,166,460,934

*	Non-income producing security.

See Notes to Financial Statements.

16	ClearBridge Aggressive Growth Fund 2019 Annual Report

Statement of assets and liabilities

August 31, 2019

Assets:
Investments, at value (Cost — $2,529,572,798)	$7,144,643,934
Receivable for securities sold	37,219,928
Dividends and interest receivable	5,078,718
Receivable for Fund shares sold	2,439,392
Prepaid expenses	65,868
Total Assets	7,189,447,840

Liabilities:
Payable for Fund shares repurchased	9,941,862
Payable for securities purchased	5,252,427
Investment management fee payable	4,386,523
Service and/or distribution fees payable	1,403,759
Trustees’ fees payable	66,763
Accrued expenses	1,935,572
Total Liabilities	22,986,906
Total Net Assets	$7,166,460,934

Net Assets:
Par value (Note 7)	$403
Paid-in capital in excess of par value	1,740,927,354
Total distributable earnings (loss)	5,425,533,177
Total Net Assets	$7,166,460,934

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2019 Annual Report	17

Statement of assets and liabilities (cont’d)

August 31, 2019

Net Assets:
Class A	$4,776,269,904
Class C	$403,644,811
Class FI	$6,668,404
Class R	$47,500,737
Class I	$1,385,096,446
Class IS	$547,280,632

Shares Outstanding:
Class A	27,178,870
Class C	3,017,221
Class FI	37,696
Class R	277,959
Class I	7,016,781
Class IS	2,738,949

Net Asset Value:
Class A (and redemption price)	$175.73
Class C*	$133.78
Class FI (and redemption price)	$176.90
Class R (and redemption price)	$170.89
Class I (and redemption price)	$197.40
Class IS (and redemption price)	$199.81
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$186.45

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18	ClearBridge Aggressive Growth Fund 2019 Annual Report

Statement of operations

For the Year Ended August 31, 2019

Investment Income:
Dividends from unaffiliated investments	$124,176,222
Dividends from affiliated investments	5,430,822
Interest	504,319
Less: Foreign taxes withheld	(920,736)
Total Investment Income	129,190,627

Expenses:
Investment management fee (Note 2)	61,207,896
Service and/or distribution fees (Notes 2 and 5)	20,453,972
Transfer agent fees (Note 5)	10,173,872
Trustees’ fees	603,400
Registration fees	196,493
Shareholder reports	149,925
Insurance	115,293
Custody fees	94,053
Audit and tax fees	87,491
Interest expense	71,394
Legal fees	26,597
Fund accounting fees	(89,177)
Miscellaneous expenses	56,273
Total Expenses	93,147,482
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,718)
Net Expenses	93,145,764
Net Investment Income	36,044,863

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	1,098,928,678
Investment transactions in affiliated securities	(84,313,625)
Net Realized Gain	1,014,615,053
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(1,817,599,846)
Investments in affiliated securities	(102,502,511)
Change in Net Unrealized Appreciation (Depreciation)	(1,920,102,357)
Net Loss on Investments	(905,487,304)
Decrease in Net Assets From Operations	$(869,442,441)

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2019 Annual Report	19

Statements of changes in net assets

For the Years Ended August 31,	2019	2018

Operations:
Net investment income	$36,044,863	$27,763,374
Net realized gain	1,014,615,053	1,442,441,973
Change in net unrealized appreciation (depreciation)	(1,920,102,357)	40,673,391
Increase (Decrease) in Net Assets From Operations	(869,442,441)	1,510,878,738

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(1,364,327,702)	(651,192,338)
Decrease in Net Assets From Distributions to Shareholders	(1,364,327,702)	(651,192,338)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,301,449,690	1,289,871,277
Reinvestment of distributions	1,303,704,429	618,742,549
Cost of shares repurchased	(3,782,570,400)	(3,406,963,450)
Cost of shares redeemed in-kind (Note 9)	(123,250,702)	(263,770,749)
Decrease in Net Assets From Fund Share Transactions	(1,300,666,983)	(1,762,120,373)
Decrease in Net Assets	(3,534,437,126)	(902,433,973)

Net Assets:
Beginning of year	10,700,898,060	11,603,332,033
End of year(b)	$7,166,460,934	$10,700,898,060

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 11). For the year ended August 31, 2018, distributions from net investment income and net realized gains were $33,000,059 and $618,192,279, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 11). For the year ended August 31, 2018, end of year net assets included undistributed net investment income of $13,544,796.

See Notes to Financial Statements.

20	ClearBridge Aggressive Growth Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$224.85	$208.24	$192.23	$196.14	$209.22

Income (loss) from operations:
Net investment income (loss)	0.63	0.39	0.80	0.07	(0.23)
Net realized and unrealized gain (loss)	(19.51)	28.36	24.20	3.57	(8.85)
Total income (loss) from operations	(18.88)	28.75	25.00	3.64	(9.08)

Less distributions from:
Net investment income	(0.40)	(0.39)	(0.68)	—	—
Net realized gains	(29.84)	(11.75)	(8.31)	(7.55)	(4.00)
Total distributions	(30.24)	(12.14)	(8.99)	(7.55)	(4.00)

Net asset value, end of year	$175.73	$224.85	$208.24	$192.23	$196.14
Total return[2]	(8.22)%	14.61%	13.43%	1.97%	(4.38)%

Net assets, end of year (millions)	$4,776	$5,327	$5,264	$5,015	$5,654

Ratios to average net assets:
Gross expenses	1.12%	1.12%	1.12%	1.14%	1.12%
Net expenses[3]	1.12 [4]	1.12 [4]	1.12 [4]	1.14	1.12
Net investment income (loss)	0.34	0.19	0.40	0.04	(0.11)

Portfolio turnover rate	2%[5]	0%[5,6]	1%[5]	3%	3%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2019 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$179.73	$169.57	$158.56	$164.22	$177.06

Income (loss) from operations:
Net investment loss	(0.42)	(0.83)	(0.47)	(1.01)	(1.41)
Net realized and unrealized gain (loss)	(15.69)	22.74	19.79	2.90	(7.43)
Total income (loss) from operations	(16.11)	21.91	19.32	1.89	(8.84)

Less distributions from:
Net realized gains	(29.84)	(11.75)	(8.31)	(7.55)	(4.00)
Total distributions	(29.84)	(11.75)	(8.31)	(7.55)	(4.00)

Net asset value, end of year	$133.78	$179.73	$169.57	$158.56	$164.22
Total return[2]	(8.86)%	13.84%	12.63%	1.26%	(5.05)%

Net assets, end of year (millions)	$404	$1,174	$1,290	$1,453	$1,661

Ratios to average net assets:
Gross expenses	1.81%	1.79%	1.83%	1.84%	1.82%
Net expenses[3]	1.81 [4]	1.79 [4]	1.83 [4]	1.84	1.82
Net investment loss	(0.29)	(0.49)	(0.29)	(0.66)	(0.81)

Portfolio turnover rate	2%[5]	0%[5,6]	1%[5]	3%	3%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

22	ClearBridge Aggressive Growth Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class FI Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$226.03	$209.00	$192.76	$196.64	$209.75

Income (loss) from operations:
Net investment income (loss)	0.88	0.41	0.88	0.09	(0.23)
Net realized and unrealized gain (loss)	(19.82)	28.51	24.23	3.58	(8.88)
Total income (loss) from operations	(18.94)	28.92	25.11	3.67	(9.11)

Less distributions from:
Net investment income	(0.35)	(0.14)	(0.56)	—	—
Net realized gains	(29.84)	(11.75)	(8.31)	(7.55)	(4.00)
Total distributions	(30.19)	(11.89)	(8.87)	(7.55)	(4.00)

Net asset value, end of year	$176.90	$226.03	$209.00	$192.76	$196.64
Total return[2]	(8.21)%	14.62%	13.45%	1.98%	(4.38)%

Net assets, end of year (000s)	$6,668	$20,013	$29,536	$35,448	$59,610

Ratios to average net assets:
Gross expenses	1.11%	1.11%	1.10%	1.13%	1.12%
Net expenses[3]	1.11	1.11	1.10 [4]	1.13	1.12
Net investment income (loss)	0.46	0.19	0.44	0.05	(0.11)

Portfolio turnover rate	2%[5]	0%[5,6]	1%[5]	3%	3%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2019 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class R Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$219.67	$203.92	$188.37	$192.89	$206.40

Income (loss) from operations:
Net investment income (loss)	0.11	(0.22)	0.24	(0.46)	(0.81)
Net realized and unrealized gain (loss)	(19.05)	27.72	23.68	3.49	(8.70)
Total income (loss) from operations	(18.94)	27.50	23.92	3.03	(9.51)

Less distributions from:
Net investment income	—	—	(0.06)	—	—
Net realized gains	(29.84)	(11.75)	(8.31)	(7.55)	(4.00)
Total distributions	(29.84)	(11.75)	(8.37)	(7.55)	(4.00)

Net asset value, end of year	$170.89	$219.67	$203.92	$188.37	$192.89
Total return[2]	(8.49)%	14.27%	13.09%	1.68%	(4.65)%

Net assets, end of year (000s)	$47,501	$70,746	$94,013	$103,837	$111,784

Ratios to average net assets:
Gross expenses	1.42%	1.41%	1.42%	1.43%	1.41%
Net expenses[3]	1.42	1.41	1.42 [4]	1.43	1.41 [4]
Net investment income (loss)	0.06	(0.11)	0.12	(0.25)	(0.40)

Portfolio turnover rate	2%[5]	0%[5,6]	1%[5]	3%	3%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

24	ClearBridge Aggressive Growth Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$248.42	$228.71	$210.12	$213.05	$226.22

Income (loss) from operations:
Net investment income	1.44	1.17	1.67	0.71	0.45
Net realized and unrealized gain (loss)	(21.64)	31.31	26.41	3.91	(9.62)
Total income (loss) from operations	(20.20)	32.48	28.08	4.62	(9.17)

Less distributions from:
Net investment income	(0.98)	(1.02)	(1.18)	—	—
Net realized gains	(29.84)	(11.75)	(8.31)	(7.55)	(4.00)
Total distributions	(30.82)	(12.77)	(9.49)	(7.55)	(4.00)

Net asset value, end of year	$197.40	$248.42	$228.71	$210.12	$213.05
Total return[2]	(7.92)%	14.97%	13.79%	2.28%	(4.08)%

Net assets, end of year (millions)	$1,385	$3,046	$3,273	$3,786	$5,295

Ratios to average net assets:
Gross expenses	0.79%	0.80%	0.81%	0.83%	0.81%
Net expenses[3]	0.79	0.80	0.81	0.83	0.81
Net investment income	0.69	0.50	0.76	0.35	0.20

Portfolio turnover rate	2%[4]	0%[4,5]	1%[4]	3%	3%[4]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%.

[4]	Excludes securities delivered as a result of a redemption in-kind.

[5]	Amount represents less than 1%.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2019 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$251.11	$231.06	$212.29	$214.91	$227.91

Income (loss) from operations:
Net investment income	1.64	1.38	1.67	0.94	0.68
Net realized and unrealized gain (loss)	(21.93)	31.65	26.91	3.99	(9.68)
Total income (loss) from operations	(20.29)	33.03	28.58	4.93	(9.00)

Less distributions from:
Net investment income	(1.17)	(1.23)	(1.50)	—	—
Net realized gains	(29.84)	(11.75)	(8.31)	(7.55)	(4.00)
Total distributions	(31.01)	(12.98)	(9.81)	(7.55)	(4.00)

Net asset value, end of year	$199.81	$251.11	$231.06	$212.29	$214.91
Total return[2]	(7.86)%	15.07%	13.90%	2.41%	(3.98)%

Net assets, end of year (millions)	$547	$1,063	$1,614	$1,175	$1,032

Ratios to average net assets:
Gross expenses	0.72%	0.71%	0.71%	0.71%	0.70%
Net expenses[3]	0.72	0.71	0.71	0.71	0.70
Net investment income	0.78	0.59	0.75	0.46	0.30

Portfolio turnover rate	2%[4]	0%[4,5]	1%[4]	3%	3%[4]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[4]	Excludes securities delivered as a result of a redemption in-kind.

[5]	Amount represents less than 1%.

See Notes to Financial Statements.

26	ClearBridge Aggressive Growth Fund 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

ClearBridge Aggressive Growth Fund 2019 Annual Report	27

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	ClearBridge Aggressive Growth Fund 2019 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$6,973,204,283	—	—	$6,973,204,283
Short-Term Investments†	171,439,651	—	—	171,439,651
Total Investments	$7,144,643,934	—	—	$7,144,643,934

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined

ClearBridge Aggressive Growth Fund 2019 Annual Report	29

Notes to financial statements (cont’d)

by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(99,471,103)	$99,471,103

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

30	ClearBridge Aggressive Growth Fund 2019 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.25%, 2.00%, 1.25%, 1.50%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended August 31, 2019, fees waived and/or expenses reimbursed amounted to $1,718.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

ClearBridge Aggressive Growth Fund 2019 Annual Report	31

Notes to financial statements (cont’d)

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended August 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$1,135,886	—
CDSCs	8,590	$26,358

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended August 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$181,625,066
Sales	2,850,455,972	*

*	Excludes value of securities delivered as a result of redemptions in-kind totaling $123,250,702.

At August 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$2,529,572,798	$4,672,496,995	$(57,425,859)	$4,615,071,136

4. Derivative instruments and hedging activities

During the year ended August 31, 2019, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

32	ClearBridge Aggressive Growth Fund 2019 Annual Report

For the year ended August 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$12,023,374	†	$7,447,195
Class C	8,124,439	†	792,243
Class FI	28,070		17,077
Class R	278,089		112,999
Class I	—		1,749,051
Class IS	—		55,307
Total	$20,453,972		$10,173,872

†

Amounts shown are exclusive of expense reimbursements. For the year ended August 31, 2019, the service and/or distribution fees reimbursed amounted to $362 and $1,356 for Class A and Class C shares, respectively.

For the year ended August 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$362
Class C	1,356
Class FI	—
Class R	—
Class I	—
Class IS	—
Total	$1,718

6. Distributions to shareholders by class

	Year Ended August 31, 2019	Year Ended August 31, 2018
Net Investment Income:
Class A	$10,655,514	$10,062,639
Class B1	—	—
Class C	—	—
Class FI	32,744	17,089
Class R	—	—
Class I	11,925,731	14,338,134
Class IS	5,384,979	8,582,197
Total	$27,998,968	$33,000,059

ClearBridge Aggressive Growth Fund 2019 Annual Report	33

Notes to financial statements (cont’d)

	Year Ended August 31, 2019	Year Ended August 31, 2018
Net Realized Gains:
Class A	$690,165,416	$288,032,850
Class B1	—	2,035,964
Class C	184,484,062	84,251,530
Class FI	2,388,412	1,343,697
Class R	8,625,810	4,800,303
Class I	330,579,248	159,461,496
Class IS	120,085,786	78,266,439
Total	$1,336,328,734	$618,192,279

[1]	On January 30, 2018, the Fund converted its Class B shares into Class A shares.

7. Shares of beneficial interest

At August 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended August 31, 2019		Year Ended August 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,929,244	$719,892,995	1,841,937	$390,160,010
Shares issued on reinvestment	3,912,628	680,491,866	1,455,756	288,485,586
Shares repurchased	(4,354,739)	(797,428,556)	(4,883,154)	(1,033,263,755)
Net increase (decrease)	3,487,133	$602,956,305	(1,585,461)	$(354,618,159)

Class B1
Shares sold	—	—	69	$11,429
Shares issued on reinvestment	—	—	13,355	2,012,165
Shares repurchased	—	—	(256,002)	(42,261,986)
Net decrease	—	—	(242,578)	$(40,238,392)

Class C
Shares sold	217,218	$30,135,737	239,492	$40,612,065
Shares issued on reinvestment	1,332,155	177,083,394	506,549	80,398,229
Shares repurchased	(5,065,213)	(708,611,917)	(1,822,857)	(309,625,336)
Net decrease	(3,515,840)	$(501,392,786)	(1,076,816)	$(188,615,042)

34	ClearBridge Aggressive Growth Fund 2019 Annual Report

	Year Ended August 31, 2019		Year Ended August 31, 2018
	Shares	Amount	Shares	Amount
Class FI
Shares sold	8,583	$1,601,830	19,102	$4,030,826
Shares issued on reinvestment	13,816	2,417,807	6,844	1,360,786
Shares repurchased	(73,246)	(12,762,474)	(78,721)	(16,735,302)
Net decrease	(50,847)	$(8,742,837)	(52,775)	$(11,343,690)

Class R
Shares sold	55,197	$9,839,725	57,329	$11,827,024
Shares issued on reinvestment	43,313	7,332,771	20,307	3,928,874
Shares repurchased	(142,599)	(25,958,358)	(216,618)	(44,731,917)
Net decrease	(44,089)	$(8,785,862)	(138,982)	$(28,976,019)

Class I
Shares sold	2,217,787	$452,483,017	2,932,089	$683,062,450
Shares issued on reinvestment	1,594,664	311,124,320	710,299	155,744,033
Shares repurchased	(9,058,057)	(1,832,661,721)	(5,690,364)	(1,324,254,166)
Net decrease	(5,245,606)	$(1,069,054,384)	(2,047,976)	$(485,447,683)

Class IS
Shares sold	419,797	$87,496,386	683,872	$160,167,473
Shares issued on reinvestment	634,413	125,254,271	391,443	86,812,876
Shares repurchased	(1,960,981)	(405,147,374)	(2,667,143)	(636,090,988)
Shares redeemed in-kind	(586,489)	(123,250,702)	(1,159,284)	(263,770,749)
Net decrease	(1,493,260)	$(315,647,419)	(2,751,112)	$(652,881,388)

[1]

On January 30, 2018, the Fund converted 141,991 Class B shares into 108,083 Class A shares, valued at $23,801,931. These amounts are reflected in the Class A shares sold and Class B shares repurchased, respectively.

8. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended August 31, 2019:

	Affiliate Value at	Purchased		Sold
	August 31, 2018	Cost	Shares	Cost	Shares
Core Laboratories NV*	$316,509,210	—	—	$153,828,988	1,243,043

ClearBridge Aggressive Growth Fund 2019 Annual Report	35

Notes to financial statements (cont’d)

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at August 31, 2019
Core Laboratories NV*	$(84,313,625)	$5,430,822	$(102,502,511)	—

*	This security is no longer an affiliated company.

9. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the years ended August 31, 2019 and August 31, 2018, the Fund had redemptions in-kind with total proceeds in the amount of $123,250,702 and $263,770,749, respectively. The net realized gain on these redemptions in-kind amounted to $99,471,103 and $210,628,218, respectively, which was not realized for tax purposes.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended August 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$28,087,624	$33,000,059
Net long-term capital gains	1,336,240,078	618,192,279
Total distributions paid	$1,364,327,702	$651,192,338

As of August 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$21,630,852
Undistributed long-term capital gains — net	788,871,459
Total undistributed earnings	$810,502,311
Other book/tax temporary differences(a)	(40,270)
Unrealized appreciation (depreciation)	4,615,071,136
Total accumulated earnings (losses) — net	$5,425,533,177

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

11. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13.

36	ClearBridge Aggressive Growth Fund 2019 Annual Report

The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2019 Annual Report	37

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge Aggressive Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Aggressive Growth Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended August 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 18, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

October 17, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

38	ClearBridge Aggressive Growth Fund 2019 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Aggressive Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during the past five years	None

ClearBridge Aggressive Growth Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross*

Year of birth	1947
Position(s) with trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	88
Other board memberships held by the Trustee during the past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, the Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	88
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

40	ClearBridge Aggressive Growth Fund

Independent Trustees† (cont’d)

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during the past five years	None

ClearBridge Aggressive Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during the past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 141 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	132
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

42	ClearBridge Aggressive Growth Fund

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge Aggressive Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci** Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

44	ClearBridge Aggressive Growth Fund

**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Aggressive Growth Fund	45

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2019:

Record date:	12/4/2018	12/18/2018
Payable date:	12/6/2018	12/19/2018
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%	100.00%
Long-term capital gain dividend	$29.842950	$ —

Please retain this information for your records.

46	ClearBridge Aggressive Growth Fund

ClearBridge

Aggressive Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

ClearBridge Aggressive Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Aggressive Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Aggressive Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0433 10/19 SR19-3705

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2018 and August 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $79,990 in August 31, 2018 and $71,991 in August 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $2,773 in August 31, 2018 and $3,000 in August 31, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,100 in August 31, 2018 and $0 in August 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in August 31, 2018 and $0 in August 31, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for August 31, 2018 and August 31, 2019; Tax Fees were 100% and 100% for August 31, 2018 and

August 31, 2019; and Other Fees were 100% and 100% for August 31, 2018 and August 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $432,645 in August 31, 2018 and $463,263 in August 31, 2019.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Althea L. Duersten
Stephen R. Gross
Susan M. Heilbron
Frank G. Hubbard
Howard J. Johnson
Jerome H. Miller
Ken Miller
Thomas F. Schlafly

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 24, 2019

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	October 24, 2019